SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 15, 2009

THE PARKVIEW GROUP, INC.

(Exact name of registrant as specified in Charter)

Delaware	000-53491	65-0918608

(State or other Jurisdiction of	(Commission file no.)	(IRS employer
incorporation)		identification no.)

21301 Powerline Road, Suite 103, Boca Raton, FL	33433

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(561) 789-4162

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports we file from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to us or our management identify forward looking statements. Such statements reflect our current view with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of this report entitled “Risk Factors”) relating to our industry and our operations and results of operations. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with our financial statements and the related notes that appear elsewhere in this report.

Item 3.02.	Unregistered Sales of Equity Securities.

On July 21, 2009, the Registrant completed the sale of 107,000 shares of authorized, previously unissued Common Stock for gross cash proceeds of $53,500 or $0.50 per share. The securities were purchased by four (4) individual shareholders. There were no underwriting discounts or commissions paid in the transaction.

Exemption from the registration provisions of the Securities Act of 1933 for the four purchase transactions described above is claimed under Section 4(2) of the Securities Act of 1933, among others, on the basis that such transactions did not involve any public offering and the purchasers were accredited investors having access to the kind of information registration would provide. Appropriate investment representations were obtained, and the securities were or will be issued with restricted securities legends.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 15, 2009, Mr. Mark Hanna delivered his resignation letter to the Company, resigning as an officer and director of the Company. Mr. Hanna’s resignation is not the result of any disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices. A copy of Mr. Hanna’s resignation letter is filed as Exhibit 17.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

Exhibit 17.1	Resignation letter of Mr. Mark Hanna dated July 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on current Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THE PARKVIEW GROUP, INC.

By:	/s/ Richard B. Frost

Richard B. Frost, Chief Executive Officer

Dated: July 23, 2009